U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 2, 2016
ADVANCED EMISSIONS SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37822	27-5472457
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9135 South Ridgeline Boulevard, Suite 200, Highlands Ranch, CO	80129
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code:    (720) 598-3500
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

As previously disclosed in our filings under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 (filed on April 19, 2016), two stockholder derivative lawsuits were filed against certain current and former officers and directors of Advanced Emissions Solutions, Inc. (“ADES”) along with ADES as a “nominal defendant” in the Colorado District Courts for Douglas County and for the City and County of Denver in June and July of 2014. By agreement of the parties, the case in the Denver County District Court was transferred to the Douglas County District Court, and the cases were consolidated (the “Stockholder Derivative Action”).

Following a mediation, which occurred in May of 2016, the parties came to an agreement in principle to settle the Stockholder Derivative Action, and on September 30, 2016, the parties entered into a Stipulation and Agreement of Settlement (the “Stockholder Derivative Settlement”) to resolve the action in its entirety. Under the terms of the Stockholder Derivative Settlement, ADES will incorporate specified governance changes, plaintiffs will be entitled to certain confirmatory discovery prior to the court’s preliminary approval of the settlement, and ADES will not oppose Plaintiffs’ request for up to $550,000 in attorneys’ fees, subject to court approval, in exchange for the release of claims against all defendants and for the dismissal of the action with prejudice. The required corporate governance changes under the Stockholder Derivative Settlement include revising the responsibilities of the Board, the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee; ensuring expedited compliance with any new compensation clawback requirements; amending voting requirements for director elections; and implementing certain accounting reforms. The governance changes required by the settlement will remain in effect for at least four years following court approval of the Stockholder Derivative Settlement.

On November 2, 2016, the Douglas County District Court issued an order to preliminary approve the Stockholder Derivative Settlement and set a hearing for the Douglas County District Court to consider final approval of the Stockholder Derivative Settlement on January 13, 2017.

Pursuant to the terms of the Stockholder Derivative Settlement, ADES is filing this Current Report with the Douglas County District Court Order and Notice of Pendency and Proposed Settlement of Stockholder Derivative Litigation attached as Exhibits 99.1 and 99.2, respectively.

The foregoing description of the Stockholder Derivative Settlement does not purport to be complete and is qualified in its entirety by reference to the full text of the Stipulation and Agreement of Settlement (including Exhibits), which was filed as Exhibit 10.1 to ADES’s Current Report on Form 8-K filed on October 6, 2016 (File No. 001-37822), and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Order Preliminarily Approving Derivative Settlement and Providing for Notice
99.2	Notice of Pendency and Proposed Settlement of Stockholder Derivative Litigation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: November 16, 2016

Advanced Emissions Solutions, Inc.
Registrant

/s/ L. Heath Sampson
L. Heath Sampson
President, Chief Executive Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Order Preliminarily Approving Derivative Settlement and Providing for Notice
99.2	Notice of Pendency and Proposed Settlement of Stockholder Derivative Litigation

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